FlexShopper℠

(FPAY)

Transforming the Lease-to-Own (LTO) Industry through eCommerce

FlexShopper℠

THIS PRESENTATION INCLUDES FORWARD-LOOKING STATEMENTS THAT ARE MADE PURSUANT TO THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INVOLVE INHERENT RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT OF VARIOUS FACTORS INCLUDING THOSE RISKS AND UNCERTAINTIES DESCRIBED IN THE RISK FACTORS AND IN MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS SECTIONS OF THE OFFERING MEMORANDUM AND THE COMPANY'S MOST RECENTLY FILED ANNUAL REPORT ON FORM 10-K AND OUR SUBSEQUENTLY FILED QUARTERLY REPORTS ON FORM 10-Q.

WE URGE YOU TO CONSIDER THOSE RISKS AND UNCERTAINTIES IN EVALUATING OUR FORWARD-LOOKING STATEMENTS. WE CAUTION READERS NOT TO PLACE UNDUE RELIANCE UPON ANY SUCH FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE.

IN THIS DOCUMENT, WE REFER TO INFORMATION REGARDING POTENTIAL MARKETS AND OTHER INDUSTRY DATA. WE BELIEVE THAT ALL SUCH INFORMATION HAS BEEN OBTAINED FROM RELIABLE SOURCES THAT ARE CUSTOMARILY RELIED UPON BY COMPANIES IN OUR INDUSTRY. HOWEVER, WE HAVE NOT INDEPENDENTLY VERIFIED ANY SUCH INFORMATION.

THIS PRESENTATION INCLUDES FINANCIAL PROJECTIONS, WHICH PROJECTIONS ARE BASED ON HAVING SUFFICIENT CAPITAL RESOURCES. THE PROJECTIONS WERE NOT PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND DO NOT REFLECT ALL ADJUSTMENTS NECESSARY FOR A FAIR PRESENTATION OF THE FINANCIAL POSITION AND RESULTS OF OPERATIONS FOR THE PERIODS PRESENTED. BY THEIR NATURE, PROJECTIONS ARE BASED UPON ASSUMPTIONS THAT ARE SUBJECT TO SIGNIFICANT BUSINESS, ECONOMIC AND COMPETITIVE UNCERTAINTIES, MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL. ACTUAL RESULTS WILL LIKELY VARY, PERHAPS MATERIALLY, FROM THOSE FORECAST. THE PROJECTIONS ARE PROVIDED SOLELY TO DESCRIBE ONE POSSIBLE SCENARIO OF MANY POTENTIAL SCENARIOS, AND PROSPECTIVE INVESTORS SHOULD NOT REGARD THE PROJECTIONS AS A REPRESENTATION BY THE COMPANY, OR ANY OTHER PERSON, THAT THE INDICATED RESULTS WILL BE ACHIEVED.

Business Highlights (1)

- Expanding the $~~10~~ 25+ Billion proven lease-to-own industry to online channels with patent pending technology
- Addressing over **50 million people** without cash or good credit that would like to obtain furniture, electronics, appliances etc. by making affordable weekly payments

Business Highlights (2)

FlexShopper[SM]

- **Multiple Revenue Channels**
  1) e-Commerce **marketplace** featuring products available for lease-to-own from multiple nationally recognized e-tailers and distributors.
  2) FlexShopper LTO as a patent pending payment method at checkout on 3rd party e-Commerce sites.
  3) The portable **No Cash, Bad Credit OK,** technology platform for regional and national retail locations across the United States.

Product Categories


FlexShopper
lease the brands you love
Search by Keyword or Item #
Hello.
Log in or Apply now
0
Cart
TV Viewers
Shop all Products
Personal Shopper
FAQs
Merchants
Contact Us
My Account
TV & Home Theater
Computers & Tablets
Furniture
Mattresses
Cameras & Camcorders
Audio
Musical Instruments
Health, Fitness & Sports
Video Games
Home, Garden & Tools
Appliances & Vacuums
No cash? Bad credit? No problem!
FlexShopper offers affordable weekly payments for the brands you love at the places you love to shop.
Apply now - it's free!
Approval in Minutes
$36.00* WK
$14.00* WK
$4.00* WK
$30.00* WK
$34.00* WK
$28.00* WK
$23.00* WK
$17.00* WK
$13.00* WK
Qualify today for
UP TO $2,500
instant spending limit!
Bad credit OK
No money down
No long-term commitment
No hidden fees
Apply now - it's free!
Approval in Minutes
Application Requirements: Earn at least $1,000 per month; Have a bank account for at least 90 days; Up to 3 NSF's
• Bad credit OK
• Instant spending limit
• Affordable weekly payı
Hey, we're available!
Click here to start chat.

Expanding the LTO Market

FlexShopper[SM]

FlexShopper


50+ Million People
With its multiple sales channels, FlexShopper will attract new customers that are not near LTO stores or prefer an online or mobile shopping experience.
Consumers
Consumers
Brick and Mortar LTO Stores - customers that want more choices and an online experience
Traditional Retail/Etail – customers that want an LTO payment method

Taking the "Brick & Mortar" LTO Industry into the Digital Age

FlexShopper[SM]

1. e-Commerce store/marketplace featuring products available for lease-to-own;



FlexShopper™
lease the brands you love
Search by Keyword or Item #
Hello.
Log in or Apply now
Cart
TV Viewers
Shop all Products
Personal Shopper
FAQs
Merchants
Contact Us
My Account
TV & Home Theater
Computers & Tablets
Furniture
Mattresses
Cameras & Camcorders
Audio
Musical Instruments
Health, Fitness & Sports
Video Games
Home, Garden & Tools
Appliances & Vacuums
No cash? Bad credit? No problem!
FlexShopper offers affordable weekly payments for the brands you love at the places you love to shop.
Apply now - it's free!
Approval in Minutes
Qualify today for
UP TO $2,500
instant spending limit!
Bad credit OK
No money down
No long-term commitment
No hidden fees
Apply now - it's free!
Approval in Minutes
• Bad credit OK
• Instant spending limit
• Affordable weekly payı
Hey, we're available!
Click here to start chat

- Product feeds from durable goods retailers
  - Retail partners get sales with no acquisition costs
- No inventory risk for FS – all drop shipped
- Branded Stores on marketplace
  - retail partners send traffic
  - leases with no acquisition cost
- Highly efficient model

A Patent Pending LTO Payment Method for Consumers with Bad Credit and No Cash

FlexShopper[SM]

2. Plug-in utility for eCommerce making FlexShopper LTO a payment method


VISA
AMEX
DISCOVER
V.me
by Visa
PayPal
FlexShopper
BillMeLater
Sony Financial Services
WESTERN UNION

Taking the "Brick & Mortar" LTO Industry into the Digital Age

FlexShopper[SM]

3. The lease to own technology partner for brick and mortar retailers


FlexShopper
Get Started

- ✓ Traditional retail needs sales and is embracing third party LTO funding sources to "save" sales with people that do not have cash or good credit


ADORAMA
THE PHOTOGRAPHY PEOPLE


Mega Store

A Win–Win for Consumers and Retailers

FlexShopper℠

Consumer Benefits	Retailer Benefits

• **Easy online access to an LTO program**
• **Easy Access**
  • Consumer does not have to visit an LTO store
• **Freedom of choice**
  • Access to name-brand products
  • Consumer is not limited to individual LTO store product offerings
	• **Increased Sales** from consumers without cash or good credit
	• **Expanded customer base**
	• **Low or no customer acquisition cost**

Online Market Opportunity

FlexShopper[SM]

	2012	2017	CAGR
Online retail sales	$225.0 billion	$370.0 billion	11%
Retail sales via smartphones/tablets	$24.8 billion	$108.5 billion	34%
Retail sales via smartphone	$ 8.0 billion	$ 30.0 billion	30%
% Online retail sales via mobile device	11%	25%	N/A

Source: internetRETAILER.com

Virtual LTO Market Opportunity

FlexShopper[SM]


Converging Trends Creating a Market Opportunity
Traditional Retail Penetration
$25B Market
Technology
Evaporation of Subprime credit since 2008

Competitive Edge

FlexShopper℠

- Currently most robust LTO marketplace.
- Only company currently offering retailers 3 ways to increase sales with “bad credit OK”, “no cash” demographic:
    - Online with FlexShopper marketplace
    - FlexShopper payment method at checkout
    - In-store

Accelerating Lease Growth
11 months after Launch

FlexShopper℠


Monthly Leases Originated
2,100
2,000
1,900
1,800
1,700
1,600
1,500
1,400
1,300
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
-
Strategic “pause”; enhanced underwriting reduces approval rate in preparation for TV test
34
183
547
611
786
739
1,479
1,477
1,007
1,523
2,000 + Estimated
Jan
Feb
Mar
Apr
May
Jun
July
Aug
Sep
Oct
Nov

Increasing Cash Collections



Includes 1 additional
Friday of collections
CASH COLLECTIONS BY MONTH
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
3,572
14,620
68,266
130,022
222,683
252,390
327,258
504,196
446,958
635,014
Jan
Feb
Mar
Apr
May
Jun
July
Aug
Sep
Oct

Increasing Revenues and Gross Profit

FlexShopper℠

	2014			Nine Months Ended
	Q1	Q2	Q3	September 30, 2014
Revenue:				
Lease Revenue and Fees	$ 99,243	$ 569,833	$ 1,346,552	$ 2,015,628
Lease Merchandise Sold	4,678	119,496	266,988	391,162
	103,921	689,329	1,613,540	2,406,790
Cost of Revenue:				
Cost of Lease Revenue and Fees	48,126	396,720	874,863	1,319,709
Cost of Lease Merchandise Sold	3,405	107,145	222,120	332,670
	51,531	503,865	1,096,983	1,652,379
Gross Profit	$ 52,390	$ 185,464	$ 516,557	$ 754,411

Marketing Channels


PPC, SEO, Social, Affiliates, Display, Mobile
TV, Direct Mail
Promotions, Referrals, PR, e-tail/retail relationships

Lease Originations

Recent Developments

FlexShopper[SM]

- 75,000 items on site; up from 40,000 since July
- Product feeds on Marketplace
- Coming soon
- Adorama integrates FlexShopper "plugin" i.e. payment method at checkout
- TV commercials performing
- Company has received 4 term sheets for a debt facility to finance lease purchases; certain proposed terms include initial lines of $25M with the ability to scale to $50M*

* Note these term sheets are non-binding and there can be no assurance the company will secure any such debt financing.